MFS(R) SUN LIFE SERIES TRUST:

                      MASSACHUSETTS INVESTORS TRUST SERIES

                      Supplement to the Current Prospectus

Effective February 17, 2004, the Portfolio Manager section of the prospectus is hereby restated as follows:

This series is managed by John D. Laupheimer, Jr., an MFS Senior Vice President. Mr. Laupheimer has been the series' portfolio manager since 1993, and has been employed in the MFS investment management area since 1981.



                  The date of this Supplement is March 3, 2004.